UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2011
Accretive Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On September 8, 2011 (the “Effective Date”), the board of directors (the “Board”) of Accretive Health, Inc. (the “Company”) elected George P. Shultz, who was until the Effective Date a director of the Company, as a “Director Emeritus” of the Company. Although it is expected that Mr. Shultz will continue to attend meetings of the Board and will be actively involved with the Company, Mr. Shultz voluntarily relinquished on the Effective Date the powers and responsibilities of a director of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.
Date: September 12, 2011	By:	/s/ John T. Staton
John T. Staton
Chief Financial Officer and Treasurer